================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2001


                        COMMISSION FILE NUMBER: 000-21729


                               THE viaLINK COMPANY
                         (Name of Issuer in its Charter)

                  DELAWARE                           73-1247666
        (State of Other Jurisdiction              (I.R.S. Employer
        Incorporation or Organization)           Identification No.)

         13155 NOEL ROAD, SUITE 800
               DALLAS, TEXAS                           75240
 (Address of Principal Executive Offices)            (Zip Code)


                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500

================================================================================

ITEM 5. OTHER EVENTS.

         Press Release Announcing Receipt of Nasdaq Determination Letter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press release announcing Receipt of Nasdaq Determination
                       Letter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE VIALINK COMPANY
                                           (Registrant)


                                        By:       /s/ William P. Creasman
                                           ------------------------------------
                                                    William P. Creasman
                                                  Chief Financial Officer

Date: August 14, 2001

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1     -     Press release announcing Receipt of Nasdaq Determination Letter.